           AS FILED WITH THE EXCHANGE COMMISSION ON FEBRUARY 3, 2000

                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ATMEL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    DELAWARE                                        77-0051991
(STATE OR OTHER JURISDICTION OF INCORPORATION OR     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
                 ORGANIZATION)

                              2325 ORCHARD PARKWAY

                           SAN JOSE, CALIFORNIA 95131
                                 (408) 441-0311
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 DONALD COLVIN

                            VICE PRESIDENT, FINANCE
                          AND CHIEF FINANCIAL OFFICER
                               ATMEL CORPORATION
                              2325 ORCHARD PARKWAY
                           SAN JOSE, CALIFORNIA 95131
                                 (408) 441-0311
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

             MARK A. BERTELSEN, ESQ.                         DENNIS C. SULLIVAN, ESQ.
             BURKE F. NORTON, ESQ.                          MICHAEL B. GEBHARDT, ESQ.
            JOSEPH F. DANIELS, ESQ.                          LYNN E. FULLERTON, ESQ.
        WILSON SONSINI GOODRICH & ROSATI                 GRAY CARY WARE & FREIDENRICH LLP
            PROFESSIONAL CORPORATION                           400 HAMILTON AVENUE
               650 PAGE MILL ROAD                          PALO ALTO, CALIFORNIA 94301
          PALO ALTO, CALIFORNIA 94304                             (650) 328-6561
                 (650) 493-9300

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   From time to time after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] REGISTRATION FILE NO. 333-95101

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
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                                                                      PROPOSED          PROPOSED
                                                                      MAXIMUM           MAXIMUM
          TITLE OF EACH CLASS                     AMOUNT              OFFERING         AGGREGATE         AMOUNT OF
            OF SECURITIES TO                      TO BE                PRICE            OFFERING        REGISTRATION
             BE REGISTERED                    REGISTERED(1)         PER SHARE(2)        PRICE(2)           FEE(3)
----------------------------------------------------------------------------------------------------------------------
Common Stock $0.001 par value...........      750,000 shares           $35.50         $26,625,000          $7,029
----------------------------------------------------------------------------------------------------------------------
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

(1) 17,250,000 shares were registered under Registration Statement No. 333-95101, in connection with which a filing fee of $143,451 was paid.

(2) Estimated solely for the purpose of computing the amount of the registration fee in accordance with Rule 457(a) under the Securities Act of 1933, as amended.
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                           INCORPORATION BY REFERENCE

     This registration statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3. The contents of the Registration Statement on Form S-3, as amended (File No. 333-95101), filed by Atmel Corporation and declared effective February 3, 2000 are hereby incorporated by reference.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth in the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on February 4, 2000), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours on February 4, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on February 3, 2000.

                                          ATMEL CORPORATION

                                          By:      /s/ GEORGE PERLEGOS
                                            ------------------------------------
                                            George Perlegos,
                                            President and Chief Executive
                                              Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                       SIGNATURE                                     TITLE                    DATE
                       ---------                                     -----                    ----
                  /s/ GEORGE PERLEGOS                      President, Chief Executive   February 3, 2000
--------------------------------------------------------  Officer and Chairman of the
                    George Perlegos                            Board of Directors
                                                              (Principal Executive
                                                                    Officer)

                   /s/ DONALD COLVIN*                     Vice President, Finance, and  February 3, 2000
--------------------------------------------------------    Chief Financial Officer
                     Donald Colvin                        (Principal Financial Officer
                                                            and Accounting Officer)

                   /s/ GUST PERLEGOS*                     Executive Vice President and  February 3, 2000
--------------------------------------------------------            Director
                     Gust Perlegos

                  /s/ TSUNG-CHING WU*                               Director            February 3, 2000
--------------------------------------------------------
                     Tsung-Ching Wu

                     /s/ NORM HALL*                                 Director            February 3, 2000
--------------------------------------------------------
                       Norm Hall

                  /s/ T. PETER THOMAS*                              Director            February 3, 2000
--------------------------------------------------------
                    T. Peter Thomas

                *By: /s/ GEORGE PERLEGOS                                                February 3, 2000
  ----------------------------------------------------
           George Perlegos, attorney-in-fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            EXHIBIT TITLE
-------                           -------------
   1.1     Form of Underwriting Agreement.
   3.1     Certificate of Incorporation.(1)
   3.2     Bylaws.(1)
   5.1     Opinion of Wilson Sonsini Goodrich & Rosati, Professional
           Corporation.
  23.1     Consent of PricewaterhouseCoopers, independent auditors.
  23.2     Consent of Wilson Sonsini Goodrich & Rosati, Professional
           Corporation (included in Exhibit 5.1).
  24.1     Power of Attorney.(2)

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(1) Incorporated by reference to the Registration Statement on Form 8-A/12G/A filed on December 6, 1999, under Section 12(g) of the Exchange Act.

(2) Previously filed.